Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Tim Smith, the Chief Executive Officer of U.S. GoldMining Inc., and Tyler Wong, the Interim Chief Financial Officer of U.S. GoldMining Inc., each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Quarterly Report on Form 10-Q of U.S. GoldMining Inc., for the quarterly period ended June 30, 2024 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents in all material respects the financial condition and results of operations of U.S. GoldMining Inc.

Date: August 13, 2024

/s/ Tim Smith
Tim Smith President, Chief Executive Officer (Principal Executive Officer)

/s/ Tyler Wong
Tyler Wong Interim Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)